Summary Prospectus and Statutory Prospectus Supplement dated April 30, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the Fund listed below:
Invesco Health Care Fund
This supplement amends the Summary and Statutory Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The information appearing under the heading “Performance Information” in the prospectuses is replaced in its entirety as set forth below:
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of style-specific benchmarks and a broad-based securities market benchmark (in that order). The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Updated performance information is available on the Fund’s website at www.invesco.com/us
The performance table appearing under the heading “Performance Information” in the prospectuses is replaced in its entirety as set forth below:
Average Annual Total Returns (for the periods ended December 31, 2020)	Inception Date	1 Year	5 Years	10 Years
Class A:

Return Before Taxes	8/7/1989	8.16%	7.89%	12.50%

Return After Taxes on Distributions		6.56	6.54	10.77

Return After Taxes on Distributions and Sale of Fund Shares		5.92	5.95	9.99

Class C:	3/1/1999	12.58	8.30	12.47

Class Y:	10/3/2008	14.71	9.39	13.43

Investor Class:	7/15/2005	14.44	9.12	13.14

Class R6:	4/4/2017	14.81	9.37[1]	13.27[1]

S&P 1500® Health Care Index (reflects no deduction for fees, expenses or other taxes)		14.55	12.12	16.16

MSCI World Health Care Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		13.52	9.87	13.45

MSCI World IndexSM (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		15.90	12.19	9.87

1
Performance shown prior to the inception date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
GHC-SUM-STATSUP-1